EXHIBIT 10.6

RESOLUTIONS OF
THE RETIREMENT BENEFITS COMMMITTE OF
HOMESTREET, INC. 401(k) SAVINGS PLAN

WHEREAS, to maintain the tax-qualified status of the HomeStreet, Inc. 401(k) Savings Plan (the “Plan”), the Plan must be amended and restated periodically to incorporate previously-adopted amendments and to bring the Plan into compliance with current law;
WHEREAS, Management has recommended to the Retirement Benefits Committee (the “Committee”) that the Committee amend and restate the Plan effective January 1, 2015, to (1) incorporate previously adopted amendments and make other administrative changes, and (2) add an in-Plan Roth conversion provision to the Plan effective January 1, 2016, or such later date as implemented by the Committee, to allow participants the option of converting their pre-tax Plan contributions to after-tax Roth contributions; and file the Plan for an updated IRS determination letter ruling on the tax-qualified status of the Plan;
WHEREAS, the Committee, to which the Board of Directors of HomeStreet, Inc. (the “Board”) has delegated authority to amend the HomeStreet, Inc. 401(k) Savings Plan (the “Plan”) when such amendments either keep the Plan in compliance with applicable law or make changes to the Plan that are administrative in nature, has concluded that this recommendation should be approved and implemented;
NOW, THEREFORE, BE IT RESOLVED, that the amended and restated Plan, attached hereto as Exhibit “A” and incorporated herein by this reference, is hereby adopted as of the dates stated therein.
BE IT FURTHER RESOLVED, that Management is hereby authorized and directed (1) to file the Plan with the Internal Revenue Service (IRS) for the purpose of obtaining an updated IRS determination letter, and (2) to adopt any amendments that may be required as a condition of favorable IRS determination letter.
BE IT FURTHER RESOLVED, that any authorized officer of the Employer is hereby authorized to execute such amended and restated Plan on behalf of the Employer.
BE IT FURTHER RESOLVED, that any member of the Committee is hereby authorized to certify to the taking of these actions by the Committee.

CERTIFICATION

The undersigned hereby certifies that the attached is a true copy of Resolutions adopted at the ______________________, 2015, meeting of the Retirement Benefits Committee of the HomeStreet, Inc. 401(k) Savings Plan (the “Plan”), reflecting the amendment and restatement of the Plan to add an in-Plan Roth conversion provision effective January 1, 2016. The attached Resolutions are included in the minutes of such meeting, are on file, in the corporate minute book, and have not been altered, amended, or revoked.
DATED this _________ day of _______________________, 2015.
HOMESTREET, INC.

By _________________________________

Its _________________________________